UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2008

Knology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32647	58-2424258
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1241 O.G.Skinner Drive, West Point, Georgia		31833
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	706-645-8752

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2008, Knology, Inc. issued a press release announcing several changes to the positions held by certain of its directors and executive officers, each of which is discussed below.

Rodger L. Johnson, the company’s President and Chief Executive Officer and a director, was appointed Chairman of the Board. Mr. Johnson also remains Chief Executive Officer but will no longer serve as President.

Campbell B. Lanier, III, the company’s former Chairman of the Board, will continue his involvement with Knology as its Lead Director.

M. Todd Holt, Knology’s Chief Financial Officer, was appointed to the position of President and will no longer serve as Chief Financial Officer.

Bret T. McCants, who served as Senior Vice President - Operations, was appointed Executive Vice President - Operations.

Bruce Herman, age 52, who had served as Knology’s Vice President - Strategy and Development since May 2007, was appointed to the position of Chief Financial Officer and will report to Mr. Holt. Mr. Herman will also assume the duties of Principal Financial Officer and Principal Accounting Officer from Mr. Holt. Prior to joining Knology, Mr. Herman served in several positions at PrairieWave Communications, Inc. which Knology acquired in April 2007. He served as Chief Financial Officer beginning in December 2003, became President in March 2005 and also Chief Executive Officer in January 2006. In those roles, he led PrairieWave’s efforts to acquire Black Hills FiberCom in June 2005 and to sell PrairieWave to Knology. For the four years prior to joining PrairieWave, he was Vice President, Chief Financial Officer and Corporate Secretary of Martin Group, Inc., a telecommunications engineering, consulting and software solutions firm with more than 300 incumbent local exchange carrier and competitive local exchange carrier clients offering wireline, wireless and Internet services throughout rural America.

In connection with Knology’s acquisition of PrairieWave, Mr. Herman received a total of approximately $1,519,639 in cash in exchange for his shares of PrairieWave stock and options to purchase shares of PrairieWave stock.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knology, Inc.

August 1, 2008	By:	Chad S. Wachter

Name: Chad S. Wachter
Title: General Counsel, Vice President and Secretary